Exhibit 10.2
ELEVENTH AMENDMENT TO LEASE
This Eleventh Amendment to Lease (this "Eleventh Amendment") is made and entered into by and between KBSII FOUNTAINHEAD LLC, a Delaware limited liability company ("Landlord"), as successor-in-interest to US Real Estate Limited Partnership ("Original Landlord"), and THE UNIVERSITY OF PHOENIX, INC., an Arizona corporation ("Tenant"), effective as of February 6, 2019 (the "Effective Date").
WITNESSETH
WHEREAS, Landlord and Tenant are parties to that certain Fountainhead Corporate Park Lease dated June 29, 2009 originally entered by and between Original Landlord and Tenant (the "Original Lease"), as amended by (i) that certain First Amendment to Lease dated August 11, 2009 (the "First Amendment"), (ii) that certain Second Amendment to Lease dated November 1, 2009 (the "Second Amendment"), (iii) that certain Third Amendment to Lease dated February 19, 2010 (the "Third Amendment"), (iv) that certain Fourth Amendment to Lease dated March 11, 2011 (the "Fourth Amendment"), (v) that certain Fifth Amendment to Lease dated August 3, 2011 (the "Fifth Amendment"), (vi) that certain Sixth Amendment to Lease dated December 22, 2011 (the "Sixth Amendment"), (vii) that certain Seventh Amendment to Lease dated June 1, 2012 (the "Seventh Amendment"), (viii) that certain Eighth Amendment to Lease dated August 18, 2017 (the "Eighth Amendment"), (ix) that certain Ninth Amendment to Lease dated April 2018 (the "Ninth Amendment;"); and (x) that certain Tenth Amendment to Lease, dated January 2, 2019 (the "Tenth Amendment"; the Original Lease, as so amended, being the "Lease"), pursuant to which Tenant is currently leasing from Landlord certain real property and improvements located at 1625 Fountainhead Parkway, Tempe, Arizona 85282 and 1601 Fountainhead Parkway, Tempe, Arizona 85282 (collectively, the "Premises");
WHEREAS, Landlord and Tenant desire to amend the Lease, all as more particularly provided below.
NOW, THEREFORE, pursuant to the foregoing, and in consideration of the mutual covenants and agreements contained in the Lease and herein, Landlord and Tenant hereby agree that the Lease is hereby modified and amended as set forth below:
1.Defined Terms. All capitalized terms used herein shall have the same meaning as defined in the Lease, unless otherwise defined in this Eleventh Amendment.
2.Letter of Credit. Landlord and Tenant acknowledge and agree that: (a) Tenant shall have the right to replace the New Letter of Credit that was deposited with Landlord in accordance with the terms of the Ninth Amendment with a letter of credit in the form attached hereto as Exhibit "A" issued by UMB Bank, N.A., Kansas City Missouri (the "Replacement Letter of Credit"); and (b) within five (5) business days following Tenant's delivery of the Replacement Letter of Credit to Landlord, Landlord shall return the New Letter of Credit to Tenant.
3.Guaranty. APOLLO EDUCATION GROUP, INC., an Arizona corporation formerly known as Apollo Group, Inc. (the "Guarantor"), executed that certain Guaranty dated as of June 29, 2009, in favor of Landlord under the Lease (the "Guaranty"), for the benefit of Tenant. The effectiveness of this Eleventh Amendment shall be subject to and conditioned upon Guarantor joining in the execution of this Eleventh Amendment, and such execution shall evidence only: (i) the consent of Guarantor to the terms and conditions of this Eleventh Amendment; (ii) the agreement of Guarantor that the Guaranty is and shall remain in full force and effect following the execution of this Eleventh Amendment; and (iii) the liability of Guarantor under the Guaranty shall extend to and cover all of the obligations of Tenant under the Lease, as amended by this Eleventh Amendment.
4.Brokers. Tenant represents and warrants to Landlord that it has had no dealings with any broker or agent in connection with the negotiation or execution of this Eleventh Amendment, and Tenant hereby agrees to indemnify and hold Landlord harmless from and against any and all costs, expenses or liability for commissions or other compensations or charges claimed by any broker or agent claiming to have represented Tenant with respect to this Eleventh Amendment or the transactions evidenced hereby.
5.Miscellaneous. With the exception of those terms and conditions specifically modified and amended herein, the herein referenced Lease shall remain in full force and effect in accordance with all their respective terms and conditions. In the event of any conflict between the terms and provisions of this Eleventh Amendment and the terms and provisions of the Lease, the terms and provisions of this Eleventh Amendment shall supersede and control.
6.Counterparts/Facsimile Signatures. This Eleventh Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of such counterparts shall constitute one agreement. To facilitate execution of this Eleventh Amendment, the parties may execute and exchange facsimile counterparts of the signature pages and facsimile counterparts shall serve as originals.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Eleventh Amendment on the dates set forth in the respective signature blocks below, to be effective for all purposes, however, as of the Effective Date.

LANDLORD:
KBSII FOUNTAINHEAD, LLC,
a Delaware limited liability company

By:	KBS Capital Advisors, LLC,
a Delaware limited liability company,
as agent

By:	/s/Tim Helgeson
Tim Helgeson,
Senior Vice President

Date:	2/6/2019

TENANT:
THE UNIVERSITY OF PHOENIX, INC.,
an Arizona corporation

By	/s/ Chris Lynne

Name:	Chris Lynne

Title:	Chief Financial Officer
Date:    2/1/2019

JOINDER
APOLLO EDUCATION GROUP, INC., an Arizona corporation, acting in its capacity as Guarantor, join in the execution of this Eleventh Amendment to Lease for the purposes specified in Paragraph 3 of this Twelfth Amendment to Lease.
GUARANTOR:
APOLLO EDUCATION GROUP, INC.,
an Arizona corporation

By	/s/ William Molina

Name:	William Molina

Title:	V.P., Tax
Date:    1/31/ 2019

Exhibit A
Form of Letter of Credit
[see attached]

DATE:
IRREVOCABLE STANDBY LETTER OF CREDIT NO.
ISSUING BANK:
UMB BANK, N.A.
INTERNATIONAL TRADE SERVICES 1008 OAK STREET
KANSAS CITY, OK 64106
BENEFICIARY:
KBSII FOUNTAINHEAD, LLC
ATTN: KBS CAPITAL ADVISORS, LLC
TIM HELGESON
800 NEWPORT CENTER DRIVE, SUITE 700 NEWPORT BEACH, CA 92660
APPLICANT:
THE UNIVERSITY OF PHOENIX, INC.
4025 S. RIVERPOINT PARKWAY
PHOENIX, AZ 85040
EXPIRY DATE: (ONE YEAR FROM DATE OF ISSUE)
PLACE FOR PRESENTATION: OUR COUNTERS
AMOUNT: USO 10,300,000.00 (TEN MILLION THREE HUNDRED THOUSAND AND 00/100 U.S. DOLLARS) WE HEREBY ISSUE IN BENEFICIARY'S FAVOR THIS IRREVOCABLE STAN DBY LETTER OF CREDIT NO.__________. WHICH IS AVAILABLE BY PAYMENT WITH OURSELVES AGAINST PRESENTATION OF BENEFICIARY'S DRAFTS AT SIGHT DRAWN ON UMB BANK, N.A., KANSAS CITY, MISSOURI BEARING THE CLAUSE: "DRAWN UNDER LETTER OF CREDIT NO. _______ OF UMB BANK, N.A., KANSAS CITY, MISSOURI" ACCOMPANIED BY FOLLOWING DOCUMENT:
BENEFICIARY'S SIGNED AND DATED STATEMENT WORDED AS FOLLOWS:
"THE UNIVERSITY OF PHOENIX, INC. ("TENANT") HAS DEFAULTED UNDER THAT CERTAIN FOUNTAINHEAD CORPORATE PARK LEASE DATED JULY 29, 2009, INCLUDING ANY AMENDMENTS AND RESTATEMENTS THERETO, BETWEEN TENANT AND KBSII FOUNTAINHEAD, LLC (AS "LANDLORD") (THE "LEASE") AND (I) LANDLORD HAS GIVEN WRITTEN NOTICE TO TENANT TO CURE THE DEFAULT PURSUANT TO THE TERMS OF THE LEASE, (II) SUCH DEFAULT HAS NOT BEEN CURED UP TO THIS DATE OF DRAWING UNDER THIS LETTER OF CREDIT, AND (Ill) LANDLORD IS ENTITLED TO DRAW DOWN ON THE LETTER OF CREDIT PURSUANT TO THE TERMS OF THE LEASE AND LANDLORD WILL APPLY THE FUNDS OF THE LETTER OF CREDIT IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE LEASE."
PARTIAL DRAWING AND MULTIPLE PRESENTATIONS ARE A LLOWED .
WE HAVE BEEN INFORMED BYTHEAPPLICANT THAT THIS LETTER OF CREDIT IS ISSUED RELATIVE TO THE ABOVE- DESCRIBED LEASE RELATING TO PREMISES LOCATED AT 1601 AND 1625 FOUNTAINHEAD PARKWAY, TEMPE, ARIZONA 85282.

THIS LETTER OF CREDIT IS DEEMED TO BE AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR ONE YEAR FROM THE EXPIRY DATE HEREOF, AND THEREAFTER FROM EACH FUTURE ANNIVERSARY OF THE EXPIRY DATE, UNLESS AT LEAST SIXTY (60) DAYS PRIOR TO THE EXPIRY DATE OR ANY EXPIRY DATE ANNIVERSARY WE SEND WRITTEN NOTICE BY CERTIFIED MAIL OR COURIER SERVICE TO BENEFICIARY AT THE ABOVE ADDRESS OR SUCH OTHER ADDRESS AS
BENEFICIARY MAY ADVISE US OF IN WRITING AND WHICH HAS BEEN INCORPORATED INTO THIS LETTER OF CREDIT BY AN AMENDMENT HEREOF, THAT WE ELECT NOT TO CONSIDER THIS LETTER OF CREDIT EXTENDED FOR ANY SUCH ADDITIONAL PERIOD. IN SUCH EVENT, BENEFICIARY MAY DRAW ON US AT SIGHT FOR AN AMOUNT NOT TO EXCEED THE BALANCE REMAINING IN THIS IRREVOCABLE LETTER OF CREDIT PRIOR TO THE THEN APPLICABLE EXPIRY DATE, BY PRESENTATION OF BENEFICIARY'S DRAFT AND BENEFICIARY'S SIGNED AND DATED STATEMENT WORDED AS FOLLOWS:
"THIS CERTIFIES THAT THE UNDERSIGNED IS ENTITLED TO THE AMOUNT SPECIFIED UNDER LETTER OF CREDIT NO. _____ OF UMB BANK, N.A. AS (A) THE UNDERSIGNED HAS RECEIVED A NON- EXTENSION NOTICE FROM UMB BANK, N.A. OF ITS DECISION NOTTO AUTOMATICALLY EXTEND LETTER OF CREDIT NO. _______ (B) THE UNDERLYING OBLIGATION REMAINS OUTSTANDING AND (C)THE UNIVERSITY OF PHOENIX, INC. ("TENANT") HAS NOT PROVIDED A REPLACEMENT LETTER OF CREDIT ON OR BEFORE THE NEW LETTER OF CREDIT REPLACEMENT DEADLINE (AS SUCH TERM IS DEFINED IN THAT CERTAIN EIGHTH AMENDMENT TO LEASE DATED AUGUST 18, 2017 BY AND AMONG KBSII FOUNTAINHEAD, LLC (AS "LANDLORD"), AND TENANT."
NOTWITHSTANDING THE ABOVE, THIS LETTER OF CREDIT SHALL NOT BE EXTENDED FOR ANY PERIOD BEYOND SEPTEMBER 30, 2023 (THE "TERMINAL EXPIRATION DATE") ON WHICH DATE IT SHALL EXPIRE IN FULL AND FINALLY.
THE AMOUNT OF THIS LETTER OF CREDIT WI LL BE AUTOMATICALLY DECREASED WITHOUT AMENDMENT BY THE AMOUNT INDICATED, ON THE DATE INDICATED,TO THE NEW BALANCE INDICATED, WHICH NEW BALANCE SHALL BE THE MAXIMUM AMOUNT AVAILABLE FOR DRAWING, LESS ANY PRIOR PARTIAL DRAWINGS.

REDUCTION DATE	NEW BALANCE
AUGUST 31, 2021	$7,330,748.00
AUGUST 31, 2022	$3,910,014.00
IN THE EVENT OF A DRAWING HEREUNDER, THE REDUCTION AMOUNT FOR THE SUBSEQUENT PERIOD(S) WILL NOT BE DECREASED BY THE AMOUNT OF SAID DRAWING(S). HOWEVER, IN THE EVENT THE THEN-BALANCE OF THIS LETTER OF CREDIT AS OF THE APPLICABLE REDUCTION DATE IS LESS THAN THE APPLICABLE "NEW BALANCE" SET FORTH IN THE TABLE ABOVE, THEN THE THEN-EXISTING AMOUNT OF THE LETTER OF CREDIT SHALL REMAIN IN PLACE (I.E. IN NO EVENT SHALL THE AUTOMATIC REDUCTION ABOVE IN ANY WAY RESULT IN THE AMOUNT OF THE LETTER OF CREDIT BEING INCREASED IF, AS OF THE APPLICABLE DATE OF REDUCTION SET FORTH ABOVE, THE THEN-BALANCE OF THE LETTER OF CREDIT IS BELOW THE APPLICABLE "NEW BALANCE" FOR SUCH REDUCTION DATE).
EXCEPT AS EXPRESSLY STATED HEREIN, THIS UNDERTAKING IS NOT SUBJECT TO ANY AGREEMENT, CONDITION OR QUALIFICATION. THE OBLIGATION OF UMB BANK, N.A. UNDER THIS LETTER OF

CREDIT IS THE INDIVIDUAL OBLIGATION OF UMB BANK, N.A., AND IS IN NO WAY CONTINGENT UPON REIMBURSEMENT WITH RESPECT THERETO.
THIS LETTER OF CREDIT MAY BE TRANSFERRED IN FULL, ONE OR MORE TIMES, UPON PRESENTATION TO US OF (I) A DULY COMPLETED TRANSFER INSTRUCTION SUBSTANTIALLY IN THE FORM OF EXHIBIT A TO THIS LETTER OF CREDIT SIGNED BY A PERSON PURPORTING TO BE YOUR REPRESENTATIVE, BEARING BENEFICIARY'S BANKERS STAMP AND SIGNATURE AUTHENTICATION, OR IN LIEU OF SUCH SIGNATURE AUTHENTICATION, AN INCUMBENCY CERTIFICATE FROM BENEFICIARY SETTING FORTH THE AUTHORITY OF THE PERSON EXECUTING SUCH TRANSFER INSTRUCTION AND (II) THE ORIGINAL OF THIS LETTER OF CREDIT, AND ORIGINAL AMENDMENTS IF ANY. UPON SUCH PRESENTATION, WE SHALL ISSUE A REPLACEMENT LETTER OF CREDIT IN FAVOR OF THE TRANSFEREE IN THE AMOUNT AND IN THE FORM OF THIS LETTER OF CREDIT.
ALL BANKING CHARGES RELATIVE TO TRANSFER WILL BE FOR THE ACCOUNT OF THE APPLICANT. PAYMENT OF YOUR TRANSFER COMMISSION AND ANY EXPENSES WHICH MAY BE INCURRED BY YOU IN CONNECTION WITH THIS TRANSFER ARE FOR THE ACCOUNT OF THE APPLICANT AND THE FAILURE OF THE APPLICANT TO PAY ANY SUCH COMMISSION OR EXPENSES WILL NOT AFFECT SUCH TRANSFER.
ALL BANKING CHARGES INCLUDING TRANSFER FEE ARE FOR THE APPLICANT'S ACCOUNT.
PRESENTATION MAY BE MADE TO US IN PERSON, OR BY COURIER AT OUR OFFICES AT UMB BANK, N.A., 1008 OAK STREET, KANSAS CITY, MO 64106, ATTN: INTERNATIONAL TRADE SERVICES, OR BY FACSIMILE TRANSMISSION. PRESENTATIONS BY FACSIMILE TRANSMISSION ARE PERMITTED TO US AT FACSIMILE NO . 816-860-7548, OR ANY OTHER FAX NUMBER WE MAY SUBSEQUENTLY ADVISE TO YOU IN WRITING. YOUR DEMAND BY FACSIMILE TRANSMISSION WILL NOT BE EFFECTIVELY PRESENTED UNTIL YOU CONFIRM WITH US BY TELEPHONE OUR RECEIPT OF SUCH FACSIMILE DRAWING BY CALLING OUR INTERNATIONAL TRADE SERVICES TELEPHONE NUMBER 816-860-7560. IN THE EVENT OF YOUR DEMAND BY FACSIMILE TRANSMISSION, THE ORIGINAL OF THE DRAWING REQUEST MUST BE SENT TO US AT THE ABOVE ADDRESS WITHIN TWO (2) BUSINESS DAYS OF THE DATE OF ANY SUCH FACSIMILE TRANSMISSION; PROVIDED, HOWEVER, WE WILL DETERMINE HONOR OR DISHONOR ON THE BASIS OF PRESENTATION BY FACSIMILE ALONE AND WILL NOT EXAMINE THE ORIGINALS THEREAFTER.
EXCEPT SO FAR AS OTHERWISE EXPRESSLY STATED, THIS STANDBY LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICE 98 (ISP98), INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 590.
UMB BANK, N.A.

__________________________________
(AUTHORIZED SIGNATURE)

EXHIBIT A
TO IRREVOCABLE LETTER OF CREDIT NO. _________
Date : _______                    INSTRUCTION TO TRANSFER IN FULL
UMB BANK, N.A.
1008 OAK STREET
KANSAS CITY, MISSOURI 64106
ATTN: INTERNATIONAL TRADE SERVICES
RE:    YOUR IRREVOCABLE TRANSFERABLE STANDBY LETTER OF CREDIT NO. ______
THE UNDERSIGNED BENEFICIARY IRREVOCABLY TRANSFERS ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO THE ABOVE LETTER OF CREDIT TO:
(NAME OF TRANSFEREE)_________________________________________________________________
(ADDRESS OF TRANSFEREE)______________________________________________________________
BY THIS TRANSFER ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE AND THE TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS, WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS AND WHETHER NOW EXISTING OR HEREAFTER MADE. WE HEREBY WAIVE ANY RIGHTS OF REFUSAL TO ANY SUBSEQUENT AMENDMENTS TO THIS LETTER OF CREDIT. ALL AMENDMENTS ARE TO BE ADVISED DIRECT TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OR NOTICE TO THE UNDERSIGNED BENEFICIARY.
THE ORIGINAL LETTER OF CREDIT IS RETURNED HEREWITH, AND WE ASK YOU TO ENDORSE THE TRANSFER ON THE REVERSE THEREOF, AND ISSUE A REPLACEMENT LETTER OF CREDIT IN FAVOR OF THE TRANSFEREE IN THE AMOUNT AND IN THE FORM OF THIS LETTER OF CREDIT.
PAYMENT OF YOUR TRANSFER COMMISSION AND ANY EXPENSES WHICH MAY BE INCURRED BY YOU IN CONNECTION WITH THIS TRANSFER ARE FOR THE ACCOUNT OF THE APPLICANT AND THE FAILURE OF THE APPLICANT TO PAY ANY SUCH COMMISSION OR EXPENSES WILL NOT AFFECT SUCH TRANSFER.
NAME OF BENEFICIARY (TRANSFEROR): ____________________________________________________________
NAME OF AUTHORIZED SIGNER AND TITLE: __________________________________________________________
AUTHORIZED SIGNATURE: _________________________________________________________________________
SIGNATURE AUTHENTICATION:
THE SIGNATURE AND TITLE ABOVE CONFORM WITH THOSE SHOWN IN OUR FILES AS AUTHORIZED TO SIGN FOR THE BENEFICIARY. POLICIES GOVERNING SIGNATURE AUTHORIZATION AS REQUIRED FOR WITHDRAWALS FROM CUSTOMER ACCOUNTS SHALL ALSO BE APPLIED TO THE AUTHORIZATION OF SIGNATURES ON THIS FORM.

THE AUTHORIZATION OF THE BENEFICIARY'S SIGNATURE AND TITLE ON THIS FORM ALSO ACTS TO CERTIFY THAT THE AUTHORIZING FINANCIAL INSTITUTION (I) IS REGULATED BY A U.S. FEDERAL BANKING AGENCY; (II) HAS IMPLEMENTED ANTI-MONEY LAUNDERING POLICIES AND PROCEDURES THAT COMPLY WITH APPLICABLE REQUIREMENTS OF LAW; (Ill) HAS APPROVED THE BENEFICIARY UNDER ITS ANTI MONEY LAUNDERING COMPLIANCE PROGRAM.
NAME OF BANK: ______________________________________________________________________________________
AUTHORIZED SIGNATURE: _____________________________________________________________________________
NAME AND TITLE: _____________________________________________________________________________________
ADDRESS: __________________________________________________________PHONE NUMBER: _________________